AMENDED AND RESTATED STOCK PURCHASE AGREEMENT

         THIS AGREEMENT made this 7th day of June, 2001 by and between Westminster Securities Corp., a New York corporation with an office located at 100 Park Avenue, New York, NY 10017 ("Westminster" or "Purchaser"), Laidlaw Global Corporation, a Delaware corporation with an address of 100 Park Avenue, New York, New York 10017 (the "Seller"), John P. O'Shea, an individual with an address at 100 Park Avenue, New York, NY 10017 ("O'Shea"), Daniel Luskind, an individual with an address at 100 Park Avenue, New York, NY 10017 ("Luskind") and Henry S. Krauss, an individual with an address at 100 Park Avenue, New York, NY 10017 ("Krauss") (O'Shea, Luskind and Krauss are referred to collectively herein as the "Westminster Shareholders").

         WHEREAS, Seller is the owner of 997 shares of the Class A Common Stock of Westminster, par value $1.00 per share, which amount equals 99.7% of the issued and outstanding shares of common stock of Westminster (collectively, the "Westminster Common Stock"); and

         WHEREAS, Purchaser wishes to purchase the Westminster Common Stock from the Seller; and

         WHEREAS, Seller desires to sell the Westminster Common Stock to the Purchaser, upon the terms and conditions hereinafter set forth; and

         WHEREAS, the parties entered into that certain Stock Purchase Agreement dated April 19, 2001 (the "Original Agreement"); and

         WHEREAS, the parties desire to amend and restate in its entirety the Original Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the mutual premises and the representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

         1. Sale. Upon the terms and conditions hereinafter set forth and on the date of Closing (as hereinafter defined), Seller agrees to sell, transfer and deliver to the Purchaser, and the Purchaser agrees to purchase and take delivery, upon the terms and conditions hereinafter set forth, of all the Westminster Common Stock, free and clear of all security interests, claims, liens and other encumbrances except as may be expressly set forth in this Agreement.

         2. Consideration. In consideration of the sale, transfer and delivery of the Westminster Common Stock to the Purchaser by the Seller hereunder, Purchaser shall pay the following to Seller on the date of Closing: (i) Seven Hundred Thousand Dollars ($700,000), payable by Purchaser's delivery to Seller at Closing of (A) $100,000, by bank, cashier's or certified check, or by wire transfer from Purchaser in accordance with instructions provided by Seller and
(B) pre-payment by Purchaser of the $600,000 principal amount due under that certain Secured Demand Note, dated September 1, 1999 ("Secured Note"), executed by Seller and Westminster, and waiving any interest thereon (collectively, the "Cash Amounts Paid at Closing"); and (ii) delivery to Seller of a two year Promissory Note executed by Purchaser in the principal amount of $300,000, bearing interest at the rate of ten percent (10%) per annum, payable in two installments on each of April 19, 2002 and April 19, 2003 and containing such other terms and conditions as are set forth in the form annexed hereto as Exhibit A (the "Note"). In addition, as partial consideration for the transactions contemplated hereby, including without limitation the mutual releases to be executed and delivered at Closing, the Westminster Shareholders shall transfer and deliver to Seller stock certificates representing an aggregate of 4,500,000 shares of the common stock of Seller, par value $0.00001 per share (collectively, the "Laidlaw Common Stock"), duly endorsed for transfer, which shares shall be delivered free and clear of all security interests, claims, liens and other encumbrances except as may be expressly permitted by this Agreement. Nothing herein shall affect in any respect any outstanding stock options granted to the Westminster Shareholders by Seller, which shall remain outstanding in accordance with their respective terms.

         3. The Closing. The "Closing" means the settlement of the obligations of Seller, Purchaser and the Westminster Shareholders to each other under this Agreement, including the payment of all consideration due hereunder to Seller, including without limitation, delivery of the Laidlaw Common Stock as provided in Paragraph 2 hereof, which such Closing shall be held within three (3) business days following the satisfaction of the conditions set forth in Section 4 hereof. At the Closing, (a) the Seller will deliver to the Purchaser (i) stock certificates representing the Westminster Common Stock, duly endorsed for transfer and (ii) the original Secured Note, as cancelled, (b) the Purchaser will deliver to the Seller (i) the Cash Amounts Paid at Closing and (ii) the Note, fully executed by Westminster and (c) the Westminster Shareholders shall deliver to Seller stock certificates representing all of the Laidlaw Common Stock, duly endorsed for transfer. Also at Closing, each of the Westminster Shareholders, Purchaser, Seller and Roger Bendelac each shall deliver a general release to the others in the forms annexed hereto as Exhibits B-1 through B-6, (collectively, the "Releases") and each of Purchaser and Seller shall deliver copies of resolutions duly adopted by their respective boards of directors authorizing Purchaser and Seller, respectively, to execute, deliver and perform the Agreement as modified by the Amendment.

         4. Conditions Precedent to Closing. All obligations of Seller, Purchaser and the Westminster Shareholders under this Agreement are subject to the fulfillment, or waiver by the party or parties to be benefited, prior to or at the Closing, of all conditions elsewhere herein set forth prior to the date of Closing and of each of the following conditions:

                  (a) Execution and delivery of this Agreement by all parties hereto;

                  (b) Execution and delivery of the Releases by all parties thereto;

                  (c) Execution and delivery of the Note by Westminster to Seller;

                  (d) The respective representations, warranties and covenants of Seller, Purchaser and the Westminster Shareholders contained in this Agreement shall be true and correct in all respects on the date of Closing as if made on such date;

                  (e) Seller, Purchaser and the Westminster Shareholders shall have performed and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by each prior to or at the Closing;

                  (f) The Seller shall have delivered to the Purchaser the Westminster Common Stock;

                  (g) The Westminster Shareholders shall have delivered to Seller the Laidlaw Common Stock;

                  (h) Execution and delivery by the Seller of a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, Executive Vice President or Senior Vice President and by the Treasurer or the Secretary of the Company: (i) attaching resolutions of the Board of Directors of the Seller approving this Agreement, the applicable Releases, the sale of the Westminster Common Stock and all other agreements, documents and instruments executed in connection herewith and therewith, and of all other documents evidencing necessary Seller, government and self-regulatory organization approvals, if any, with respect to this Agreement, the Releases and the sale of the Westminster Common Stock, (ii) certifying compliance with the terms and conditions, and representations, warranties and covenants, hereof, and (iii) certifying the names and true signatures of the officers of the Seller authorized to sign this Agreement, the Releases, the certificates representing the Westminster Common Stock and such other documents to be delivered by it hereunder;

                  (i) All actions necessary to assure compliance with all applicable federal and state securities laws, including all authorizations, approvals and permits, if any, of any government entity, governmental authority or regulatory body in any state where the Westminster Common Stock and Laidlaw Common Stock is being sold or transferred that are required in connection with the lawful transfer and sale of the Westminster Common Stock and Laidlaw Common Stock shall have been duly obtained and shall be effective on and as of the Closing;

                  (j) The purchase and sale of the Westminster Common Stock and the Laidlaw Common Stock are legally permitted by all laws, rules and regulations to which the Purchaser, Seller and the Westminster Shareholders are subject;

                  (k) Approval, if required, by all applicable authorities having jurisdiction over the parties hereto or the transactions contemplated hereby, including, but not limited to, the approval of the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers, Inc. ("NASD");

                  (l) Cancellation of the Secured Note; and

                  (m) Execution and delivery of Indemnification Agreements ("Indemnification Agreements"), in the forms annexed hereto as Exhibit C-1 to C-3, executed by the Seller in favor of O'Shea, Luskind and Krauss, respectively, and relating to all action taken by O'Shea as a member of the Board of Directors of Seller and by Westminster Shareholders as members of the Board of Directors of Westminster.

         5. Representations, Warranties and Covenants of Seller. In order to induce the Purchaser to enter into this Agreement, Seller represents, warrants and covenants to the Purchaser that:

                  (a) The Seller has the power, authority and legal right to (i) make, deliver and perform this Agreement, the Releases and the Indemnification Agreements, (ii) authorize, sell and deliver the Westminster Common Stock as set forth herein, (iii) redeem the Laidlaw Common Stock as set forth herein and (iv) comply with the terms and conditions of this Agreement, the Releases and the Indemnification Agreements, and all of the transactions contemplated hereby and thereby. The Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, the Releases and the Indemnification Agreements, and the consummation of the transactions contemplated herein. This Agreement, upon execution and delivery hereof, and the Releases and Indemnification Agreements, upon execution and delivery thereof, will be a valid and binding obligation of Seller, its subsidiaries and affiliates, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally;

                  (b) The execution, delivery and performance by Seller of this Agreement and compliance herewith and the sale of the Westminster Common Stock and the purchase of the Laidlaw Common Stock, will not result in a violation of and will not violate, conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Seller is subject, or any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, rule or regulation, or the Certificate of Incorporation, as amended, or By-laws of the Seller, or other restriction to which the Seller or any affiliate thereof is a party or by which it is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Seller pursuant to any such term;

                  (c) No consent of any other party and no consent, license, approval, qualification or authorization of, or registration, filing or declaration with, any government entity is required in connection with the valid execution, delivery and performance by the Seller of, or the validity or enforceability of Seller's obligations under, this Agreement or the Releases or the offer, sale or delivery of the Westminster Common Stock, or the offer, purchase and receipt of the Laidlaw Common Stock, other than such as have been met or obtained at or prior to Closing;

                  (d) No litigation, suit, action or administrative proceeding of or before any court, tribunal or government entity is presently pending, or, to the knowledge of the Seller threatened, against the Seller or any properties of the Seller, or with respect to this Agreement, which, if adversely determined, would draw into question the validity of this Agreement, the offer, sale and delivery of the Westminster Common Stock or the offer, purchase and receipt of the Laidlaw Common Stock. Neither Seller nor any subsidiary thereof has admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property or assets, had a petition in bankruptcy filed against it and has not been adjudicated a bankrupt or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other law or statute of the United States of America or any other jurisdiction or taken any action toward authorizing or consenting to any of the foregoing;

                  (e) No stockholder of the Seller or any other third party has any preemptive rights or rights of first refusal by reason of the sale by Seller of the Westminster Common Stock or the purchase by Seller of the Laidlaw Common Stock;

                  (f) Seller will not, unless required by law or compelled by order of any court having competent jurisdiction over the subject matter thereof, comply with any third party litigation or other action taken against Purchaser or against the Westminster Shareholders;

                  (g) Nothing in this Agreement, the Releases, the Note, the Indemnification Agreements or any other document executed in connection with the transactions contemplated herein contains or will contain any untrue statement of a material fact or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading;

                  (h) The Seller has in force directors and officers liability insurance, with aggregate coverage of at least $10 million, including customary coverage and exclusions thereto, which insurance covers each of the Westminster Shareholders in their capacities as officers or directors of Westminster or Seller and which insurance shall continue to cover each Westminster Shareholder in such capacity following any resignation from any such status and following the Closing with respect to actions or omissions, or alleged actions or omissions, which take place or took place prior to the Closing. Seller shall timely make all premium payments necessary to ensure the continuation of such coverage;

                  (i) Seller shall ensure that all documentation filed or required to be filed by Laidlaw Global Securities, Inc. ("LGS") with any government entity or regulatory authority having jurisdiction over LGS with respect to the resignation of O'Shea as a registered representative of LGS, including but not limited to the filing of a Form U-5 with the NASD, shall contain no negative inferences or other disparaging remarks concerning O'Shea, his tenure or the reasons for his resignation as a registered representative of LGS, and shall state only that the resignation of O'Shea as a registered representative of LGS was voluntary;

                  (j) Westminster shall continue to lease its current space from Seller at 100 Park Avenue, New York, NY for up to 150 days after the Closing on terms and conditions (including the provision of all services currently provided by Seller or an affiliate to Westminster, including, but not limited to, all telephonic and telecommunications services and computerized quotation services) identical to those under which the parties have been operating since July 1, 1999 through the Closing (even if the actual terms under which the parties have been operating are different from terms contained in any written document relating to the same time period); and

                  (k) Seller shall not remove any assets from, or add any liabilities to (other than those incurred in the ordinary course of business in strict accordance with past practice), Westminster or its books and records any time from the date hereof through the Closing; and

                  (l) At all times from the date hereof through Closing, Seller shall continue to abide by the terms and conditions of Section 28(a), and all other sections relating to the management of Westminster, as set forth in that Amended and Restated Plan and Agreement of Reorganization, dated May 27, 1999, to which Seller and Westminster are a party.

         6. Representations and Warranties of Purchaser. In order to induce Seller to enter into this Agreement, Purchaser represents and warrants to the Seller that:

                  (a) Purchaser (i) is acquiring the Westminster Common Stock for investment for its own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof, (ii) has adequate means of providing for its current needs and possible contingencies, and has no need for liquidity of its investment in the Westminster Common Stock; (iii) can bear the economic risk of losing its entire investment in the Westminster Common Stock; (iv) has such knowledge and experience in financial matters and is capable of evaluating the relative risks and merits of its investment; and, (v) acknowledges and is aware that none of the Westminster Common Stock sold, transferred and delivered shall be registered under federal securities laws but, rather, shall be considered "restricted stock" within the meaning of Rule 144 promulgated under the Securities Act, and further that the certificates evidencing all of the Westminster Common Stock shall bear a legend restricting transfer thereof, except under certain circumstances and subject to certain conditions;

                  (b) Purchaser has the power, authority and legal right to (i) make, deliver and perform this Agreement and the Release and (ii) comply with the terms and conditions of this Agreement and the Release against it, and all of the transactions contemplated hereby and thereby. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, the Releases and the consummation of the transactions contemplated herein. This Agreement, upon execution and delivery hereof, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally;


                  (c) The execution, delivery and performance by Purchaser of this Agreement and compliance herewith and the purchase of the Westminster Common Stock, will not result in a violation of and will not violate, conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law, or the rules of the

         New York Stock Exchange, to which Purchaser is subject, or any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, rule or regulation, or the Certificate of Incorporation, as amended, or By-laws of the Purchaser, or other restriction to which the Purchaser or any affiliate thereof is a party or by which it is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Purchaser pursuant to any such term;

                  (d) No consent of any other party and no consent, license, approval, qualification or authorization of, or registration, filing or declaration with, any government entity is required in connection with the valid execution, delivery and performance by Purchaser of, or the validity or enforceability of, this Agreement or the Release or the offer or purchase of the Westminster Common Stock, other than such as have been met or obtained at or prior to Closing;

                  (e) Purchaser will not, unless required by law or compelled by order of any court having competent jurisdiction over the subject matter thereof, comply with any third party litigation or other action taken against any Seller;

                  (f) Nothing in this Agreement or in Purchaser's Release or any other document executed in connection with the transactions contemplated herein contains or will contain any untrue statement of a material fact or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading;

                  (g) No litigation, suit, action or administrative proceeding of or before any court, tribunal or government entity is presently pending, or, to the knowledge of Purchaser threatened, against Purchaser, or with respect to this Agreement, which, if adversely determined, would draw into question the validity of this Agreement or the offer, purchase and receipt of the Westminster Common Stock. Purchaser has not admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property or assets, had a petition in bankruptcy filed against it or been adjudicated a bankrupt or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other law or statute of the United States of America or any other jurisdiction; and

                  (h) No shareholder of Westminster or any other third party has any preemptive rights or rights of first refusal by reason of the acquisition of the Westminster Common Stock by Purchaser.

         7. Entire Agreement, Amendments and Waivers. This Agreement constitutes the entire and full understanding and agreement between the parties with regard to the subject matter hereof and replaces and supercedes in its entirety the Original Agreement. No amendment, waiver, discharge, termination or modification of any provision of this Agreement shall be effective without the written agreement of the parties hereto, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by any party shall be effective without the written consent of the other parties hereto. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         8. Notices, Etc. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to be effective only if delivered by hand, overnight courier or mailed by prepaid registered or certified mail, return receipt requested, to the parties at their addresses set forth herein, or to such other address as each party may specify by written notice to the other from time to time. Such notices, requests, demands and other communications hereunder shall be deemed to have been duly given upon such personal delivery, on the next business day after being sent by overnight courier, or on the date three (3) business days after the date postmarked by the United States Post Office, as the case may be.

         9. Broker. Each of the parties hereto represent and warrant to each other that no broker was employed by any of them in connection with the transactions contemplated by this Agreement. Each of the parties hereto agrees to indemnify and hold the other parties harmless with respect to any claims made by any broker for the payment of fees in connection with the transactions contemplated hereby.

         10. No Waiver, Remedies. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof or of any similar breach or default thereafter occurring or of a waiver of any other breach or default theretofore or thereafter occurring, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         11. Binding Effect, Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable in whole or in part by any party hereto without the prior written consent of the other parties hereto.

         12. Term of this Agreement. This Agreement shall remain in full force and effect until all obligations due and owing to each other party hereunder shall have been satisfied; provided, however, that the indemnification obligations shall survive for a period of three (3) years from the date hereof.

         13. Governing Law; Jury Waiver; Jurisdiction. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof. Each of the parties hereto waives, to the fullest extent permitted by law, any right it may have to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Agreement or any of the transactions contemplated hereunder. The parties hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York County and the Federal courts located in Southern District of New York, with respect to any action or legal proceeding commenced by any party with respect to this Agreement. Each party irrevocably waives any objection it now has or hereafter may have respecting the venue of any such action or proceeding or the inconvenience of such forum, and each party consents to the service of process in any such action or proceeding in the manner set forth for the delivery of notices herein.

         14. Execution in Counterparts; Severability; Interpretation. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement, the Releases, the Note and the Indemnification Agreements contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings. The language used in this Agreement will be deemed to be the language chosen by all parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

         15. Attorney Fees. In the event of litigation arising out of this Agreement, the prevailing party shall be entitled to collect attorney fees and costs from the losing party.

         16. Non-Disclosure. Each party hereto agrees not to discuss or disclose the terms hereof, their negotiations or the operations or each company other than as provided by law or applicable regulation, or such information which becomes generally available to the public through no breach of the foregoing covenant.

         17. Termination. All parties agree to use their respective best efforts to satisfy all conditions to closing herein as soon as practicable. Notwithstanding this, if following all parties' best efforts, closing has not taken place on or before 75 days following the date hereof, any party may elect to terminate this agreement as to all parties by written notice to all parties within 15 days following the termination of such 75-day period.

         18. Representations and Warranties of the Westminster Shareholders. In order to induce Seller to enter into this Agreement, the Westminster Shareholders represent and warrant, solely on their own behalf, respectively, to the Seller that:

                  (a) The Westminster Shareholders have the power, authority and legal right to (i) make, deliver and perform this Agreement and the Release to be executed by each such party, (ii) comply with the terms and conditions of this Agreement and the Release to be executed by each such party against it and each of them, and all of the transactions contemplated hereby and thereby and (iii) authorize, sell and deliver their respective shares of Laidlaw Common Stock. This Agreement, upon execution and delivery hereof, will be a valid and binding obligation of the Westminster Shareholders, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally;

                  (b) The execution, delivery and performance by the Westminster Shareholders of this Agreement and compliance herewith, and the sale of the Laidlaw Common Stock will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which the Westminster Shareholders are subject, or any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which any Westminster Shareholder is a party or by which any Westminster Shareholder is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of such Westminster Shareholder pursuant to any such term;

                  (c) No consent of any other party and no consent, license, approval, qualification or authorization of, or registration, filing or declaration with, any government entity is required in connection with the valid execution, delivery and performance by the Westminster Shareholders of, or the validity or enforceability of, this Agreement or the Release to be executed by each such party or the offer, sale or delivery of the Laidlaw Common Stock, other than such as have been met or obtained at or prior to Closing (including, but not limited to, approval of the New York Stock Exchange);

                  (d) The Westminster Shareholders will not, unless required by law or compelled by order of any court having competent jurisdiction over the subject matter thereof, comply with any third party litigation or other action taken against Seller;

                  (e) Nothing in this Agreement or in any Westminster Shareholder's Release or any other document executed in connection with the transactions contemplated herein contains or will contain any untrue statement of a material fact or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading;

                  (f) No litigation, suit, action or administrative proceeding of or before any court, tribunal or government entity is presently pending, or, to the knowledge of any Westminster Shareholder threatened, against such Westminster Shareholder, or with respect to this Agreement, which, if adversely determined, would draw into question the validity of this Agreement or the offer, sale and delivery of the Laidlaw Common Stock. No Westminster Shareholder has admitted in writing his inability to pay his debts generally as they become due, filed or consented to the filing against him, as applicable, of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for himself, as applicable, or for the whole or any substantial part of his respective property or assets, had a petition in bankruptcy filed against him or been adjudicated a bankrupt or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other law or statute of the United States of America or any other jurisdiction; and

                  (g) No third party has any preemptive rights or rights of first refusal by reason of the sale of the Laidlaw Common Stock by the Westminster Shareholders.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered on the day and year first herein above written.


                                       LAIDLAW GLOBAL CORPORATION


                                       By:
                                           ------------------------------
                                           Harit Jolly, President and COO




                                       WESTMINSTER SECURITIES CORP.


                                       By: /s/ John P. O'Shea
                                           ------------------------------
                                           John P. O'Shea, President


                                       /s/ John P. O'Shea
                                       ----------------------------------
                                       John P. O'Shea



                                       /s/ Daniel Luskind
                                       ----------------------------------
                                        Daniel Luskind



                                       /s/ Henry S. Krauss
                                       ----------------------------------
                                       Henry S. Krauss

                                   EXHIBIT A

                                 PROMISSORY NOTE

                                                              June 12, 2001
                                                              New York, New York

$300,000.00

     FOR VALUE RECEIVED, the undersigned party (the "Borrower") hereby promises to pay to the order of Laidlaw Global Corporation, with an address at 100 Park Avenue, New York, New York 10017 ("Lender"), (i) the principal sum of Three Hundred Thousand and 00/100 Dollars ($300,000.00). Interest hereon shall be at a rate equal to ten percent (10%) per annum from the date hereof through the Maturity Date. Payment hereunder shall be made as follows: (i) $150,000, plus all accrued interest to date, shall be paid on the date which is the one year anniversary of the date first written above and (ii) the balance of the principal, plus all accrued but unpaid interest to date, if any, on the date which is the two year anniversary of the date first written above (the "Maturity Date"). Principal and interest may be prepaid, in whole or in part, at any time without the prior written consent of Lender.

     This Note and any of the rights granted hereunder are freely transferable by the Lender only upon the prior written consent of the Borrower.

     Notwithstanding any other provision hereof, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States of America to the Lender at the address above indicated.

     The undersigned for itself and its respective successors and assigns hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or endorsement of this Note.

     This Note and the provisions hereof are to be construed according to and are governed by the laws of the State of New York, without regard to principles of conflicts of laws thereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this document, enforceable against the Borrower in accordance with its terms, on the 12th day of June, 2001.

                                          WESTMINSTER SECURITIES CORP.


                                          By:
                                              ---------------------------------
                                              John P. O'Shea, President

                                  EXHIBIT B-1

                                     RELEASE

      TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT LAIDLAW GLOBAL CORPORATION, as Releasor ("Releasor"), in consideration of the sum of Ten Dollars ($10.00) received from each of WESTMINSTER SECURITIES CORP., JOHN P. O'SHEA, DANIEL LUSKIND AND HENRY S. KRAUSS, as Releasees (collectively, "Releasees"), and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, releases and discharges the Releasees, each of all of Releasees' successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, executions, claims, losses, costs, damages, liabilities, grievances, causes of action, administrative, court or otherwise and demands whatsoever, in law, admiralty or equity, as well as any claims arising under any federal, state or local statute or ordinance other than (i) claims arising directly under that certain Stock Purchase Agreement, dated April 19, 2001, and amended as of June 7, 2001, by and between Releasor and Releasees (collectively, the "Agreement") or (ii) the Note (as defined in the Agreement) (any or all of the foregoing, as so limited, "Claims"), as well as any Claims which the Releasor, Releasor's subsidiaries, affiliates, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release. This Release may not be changed orally.

     IN WITNESS WHEREOF, the Releasor has executed this Release on the 12th day of June, 2001.


                                          LAIDLAW GLOBAL CORPORATION


                                          By:
                                              ----------------------------------
                                              Name:
                                              President

                                  EXHIBIT B-2

                                     RELEASE

      TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT ROGER BENDELAC, as Releasor ("Releasor"), in consideration of the sum of Ten Dollars ($10.00) received from each of WESTMINSTER SECURITIES CORP., JOHN P. O'SHEA, DANIEL LUSKIND AND HENRY S. KRAUSS, as Releasees (collectively, "Releasees"), and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, releases and discharges the Releasees, each of all of Releasees' successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, executions, claims, losses, costs, damages, liabilities, grievances, causes of action, administrative, court or otherwise and demands whatsoever, in law, admiralty or equity, as well as any claims arising under any federal, state or local statute or ordinance other than (i) claims arising directly under that certain Stock Purchase Agreement, dated April 19, 2001, and amended as of June 7, 2001, by and between Releasor and Releasees (collectively, the "Agreement") or (ii) the Note (as defined in the Agreement) (any or all of the foregoing, as so limited, "Claims"), as well as any Claims which the Releasor, Releasor's subsidiaries, affiliates, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release. This Release may not be changed orally.

     IN WITNESS WHEREOF, the Releasor has executed this Release on the 12th day of June, 2001.


                                                 ------------------------------
                                                 ROGER BENDELAC

                                  EXHIBIT B-3

                                     RELEASE

      TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT JOHN O'SHEA, as Releasor ("Releasor"), in consideration of the sum of Ten Dollars ($10.00) received from LAIDLAW GLOBAL CORPORATION and ROGER BENDELAC, as Releasees (collectively, the "Releasees"), and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, releases and discharges the Releasees, each of all of Releasees' successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, executions, claims, losses, costs, damages, liabilities, grievances, causes of action, administrative, court or otherwise and demands whatsoever, in law, admiralty or equity as well as any claims arising under any federal, state or local statute or ordinance other than (i) claims arising directly under that certain Stock Purchase Agreement, dated April 19, 2001, and amended as of June 7, 2001, by and between Releasor and Releasees (collectively, the "Agreement") or (ii) the Note (as defined in the Agreement) (any or all of the foregoing, as so limited, "Claims"), as well as any Claims which the Releasor, Releasor's subsidiaries, affiliates, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release. This Release may not be changed orally.

     IN WITNESS WHEREOF, the Releasor has executed this Release on the 12th day of June, 2001.



                                              ---------------------------------
                                              JOHN P. O'SHEA

                                  EXHIBIT B-4

                                     RELEASE

      TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT DAN LUSKIND, as Releasor ("Releasor"), in consideration of the sum of Ten Dollars ($10.00) received from LAIDLAW GLOBAL CORPORATION and ROGER BENDELAC, as Releasees (collectively, the "Releasees"), and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, releases and discharges the Releasees, each of all of Releasees' successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, executions, claims, losses, costs, damages, liabilities, grievances, causes of action, administrative, court or otherwise and demands whatsoever, in law, admiralty or equity as well as any claims arising under any federal, state or local statute or ordinance other than (i) claims arising directly under that certain Stock Purchase Agreement, dated April 19, 2001, and amended as of June 7, 2001, by and between Releasor and Releasees (collectively, the "Agreement") or (ii) the Note (as defined in the Agreement) (any or all of the foregoing, as so limited, "Claims"), as well as any Claims which the Releasor, Releasor's subsidiaries, affiliates, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release. This Release may not be changed orally.

     IN WITNESS WHEREOF, the Releasor has executed this Release on the 12th day of June, 2001.



                                              ---------------------------------
                                              DANIEL LUSKIND

                                  EXHIBIT B-5

                                     RELEASE

      TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT HENRY KRAUSS, as Releasor ("Releasor"), in consideration of the sum of Ten Dollars ($10.00) received from LAIDLAW GLOBAL CORPORATION and ROGER BENDELAC, as Releasees (collectively, the "Releasees"), and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, releases and discharges the Releasees, each of all of Releasees' successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, executions, claims, losses, costs, damages, liabilities, grievances, causes of action, administrative, court or otherwise and demands whatsoever, in law, admiralty or equity as well as any claims arising under any federal, state or local statute or ordinance other than (i) claims arising directly under that certain Stock Purchase Agreement, dated April 19, 2001, and amended as of June 7, 2001, by and between Releasor and Releasees (collectively, the "Agreement") or (ii) the Note (as defined in the Agreement) (any or all of the foregoing, as so limited, "Claims"), as well as any Claims which the Releasor, Releasor's subsidiaries, affiliates, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release. This Release may not be changed orally.

     IN WITNESS WHEREOF, the Releasor has executed this Release on the 12th day of June, 2001.



                                              ---------------------------------
                                              HENRY S. KRAUSS

                                  EXHIBIT B-6

                                     RELEASE

      TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT WESTMINSTER SECURITIES CORP., as Releasor ("Releasor"), in consideration of the sum of Ten Dollars ($10.00) received from each of LAIDLAW GLOBAL CORPORATION and ROGER BENDELAC, as Releasees (collectively, the "Releasees"), and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, releases and discharges the Releasees, each of all of Releasees' successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, executions, claims, losses, costs, damages, liabilities, grievances, causes of action, administrative, court or otherwise and demands whatsoever, in law, admiralty or equity as well as any claims arising under any federal, state or local statute or ordinance other than
(i) claims arising directly under that certain Stock Purchase Agreement, dated April 19, 2001, and amended as of June 7, 2001, by and between Releasor and Releasees (collectively, the "Agreement") or (ii) the Note (as defined in the Agreement) (any or all of the foregoing, as so limited, "Claims"), as well as any Claims which the Releasor, Releasor's subsidiaries, affiliates, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release. This Release may not be changed orally.

     IN WITNESS WHEREOF, the Releasor has executed this Release on the 12th day of June, 2001.


                                           WESTMINSTER SECURITIES CORP.


                                           By:
                                               --------------------------------
                                               John P. O'Shea
                                               President

                                   EXHIBIT C-1

                           INDEMNIFICATION AGREEMENT

      This INDEMNIFICATION AGREEMENT made and entered into this 12th day of June, 2001 ("Agreement"), by and between LAIDLAW GLOBAL CORPORATION, a Delaware corporation with an address of 100 Park Avenue, New York, New York 10017 ("Company"), and JOHN P. O'SHEA, an individual with an address at 355 South End Avenue, Suite 22B, New York, NY 10280 ("Indemnitee").

      WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify current and former members of the Board Directors of the Company (the "Board") and those of its subsidiaries to the fullest extent permitted by applicable law;

      NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

      Section 1. Services by Indemnitee. Indemnitee has resigned as a director of the Company, but remains a director of the Company's subsidiary, Westminster Securities Corp. ("Westminster").

      Section 2. Indemnification. The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended in connection with or related to his service as a director or officer of the Company or Westminster. The rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights set forth herein, except that no indemnification shall be paid to Indemnitee:

      (a) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

      (b) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

      (c) to the extent expressly prohibited by applicable law;

      (d) for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, by-law or agreement, except in respect of any excess beyond payment under such insurance, clause, by-law or agreement;

      (e) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

      (f) in connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Company or its directors, officers, employees or other Indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iv) except as provided in Sections 10 and 13 hereof.

      Section 3. Action or Proceeding Other Than an Action by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this section if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or any affiliate or subsidiary of the Company (including Westminster) or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. Pursuant to this section, Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, claims, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense and appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      Section 4. Actions by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this section if he is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or any affiliate or subsidiary of the Company (including Westminster) or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense and appeal thereof) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company, unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses and costs as such court shall deem proper.

      Section 5. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 3 and 4 hereof, or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of an action without prejudice, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

      Section 6. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or 4 hereof, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him to which Indemnitee is entitled.

      Section 7. Determination of Entitlement to Indemnification. Upon written request by Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board, a copy of which shall be delivered to Indemnitee. Such Independent Counsel shall be selected by the Board and approved by Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of Indemnitee to so approve same, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 45 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any costs or expenses (including attorneys' fees) incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

      Section 8. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 45 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of noto contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

      Section 9. Advancement of Expenses and Costs. All reasonable expenses and costs incurred by Indemnitee (including attorneys' fees, retainers and advances of disbursements required of Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of Indemnitee within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

      Section 10. Remedies of Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8 hereof, or if expenses are not advanced in accordance with Section 9 hereof, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, Indemnitee at his option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

      Section 11. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company will not relieve the Company from any liability that it may have to Indemnitee otherwise than under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

      (a) The Company will be entitled to participate therein at its own expense; and

      (b) Except as otherwise provided in this Section 11(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to so assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

      (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

      Section 12. Other Rights to Indemnification. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the by-laws of the Company, any agreement or provision of the Certificate of Incorporation of the Company, vote of stockholders or Disinterested Directors, provision of law, or otherwise.

      Section 13. Attorneys' Fees and Other Expenses to Enforce Agreement. In the event that Indemnitee institutes, is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company (in addition to all sums collectible as a result of such adjudication or award) and shall be indemnified by the Company against, any actual expenses for attorneys' fees and disbursements reasonably incurred by him.

      Section 14. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 3 and 4 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which Indemnitee may be subject by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or any affiliate or subsidiary thereof or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. The indemnification provided under this Agreement shall continue as to Indemnitee even though he may have ceased to be a director or officer of the Company. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devises, executors, administrators or other legal representatives. Notwithstanding anything to the contrary herein, no indemnification or advancement of expenses described herein shall be applicable to Indemnitee or paid by the Company with respect to actions, suits or proceedings solely relating to Indemnitee's service as a director or officer of Westminster either prior to May 27, 1999 or after the date hereof.

      Section 15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      Section 16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

      Section 17. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

      Section 18. Definitions. For purposes of this Agreement:

      (a)"Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

      (b)"Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

      Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      Section 20. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

      (a) If to Indemnitee, to John P. O'Shea, 355 South End Avenue, Suite 22B, New York, NY 10280
                  with a copy to:

                  Feldman & Associates, Counselors At Law, P.C.
                  36 West 44th Street, Suite 1201
                  New York, New York 10036
                  Attn: David N. Feldman, Esq.

      (b) If to the Company, to the address appearing in the first paragraph of this Agreement, Attn: President with a copy to:

                  Beckman, Millman, Barandes and Douglas LLP
                  Suite 1313
                  116 John Street
                  New York, NY 10038
                  Attn: Michael Beckman, Esq.

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

      Section 21. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                         LAIDLAW GLOBAL CORPORATION
ATTEST:

By:                                      By:
   --------------------------------          ----------------------------------
                                                      , President

By:
   --------------------------------      --------------------------------------
                                         JOHN P. O'SHEA

                                  EXHIBIT C-2

                            INDEMNIFICATION AGREEMENT

      This INDEMNIFICATION AGREEMENT made and entered into this 12th day of June, 2001 ("Agreement"), by and between LAIDLAW GLOBAL CORPORATION, a Delaware corporation with an address of 100 Park Avenue, New York, New York 10017 ("Company"), and DANIEL LUSKIND, an individual with an address at 200 East 64th Street, Apt. 28D, New York, NY 10021 ("Indemnitee").

      WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify current and former members of the Board of Directors of its subsidiaries (collectively, the "Board") to the fullest extent permitted by applicable law;

      NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

      Section 1. Services by Indemnitee. Indemnitee served as a director of the Company's subsidiary, Westminster Securities Corp. ("Westminster").

      Section 2. Indemnification. The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended in connection with or related to his service as a director or officer of Westminster. The rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights set forth herein, except that no indemnification shall be paid to
Indemnitee:

      (a) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

      (b) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

      (c) to the extent expressly prohibited by applicable law;

      (d) for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, by-law or agreement, except in respect of any excess beyond payment under such insurance, clause, by-law or agreement;

      (e) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and

Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

      (f) in connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Company or its directors, officers, employees or other Indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iv) except as provided in Sections 10 and 13 hereof.

      Section 3. Action or Proceeding Other Than an Action by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this section if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or any affiliate or subsidiary of the Company (including Westminster) or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. Pursuant to this section, Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, claims, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense and appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      Section 4. Actions by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this section if he is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or any affiliate or subsidiary of the Company (including Westminster) or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense and appeal thereof) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company, unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses and costs as such court shall deem proper.

      Section 5. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 3 and 4 hereof, or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of an action without prejudice, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

      Section 6. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or 4 hereof, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him to which Indemnitee is entitled.

      Section 7. Determination of Entitlement to Indemnification. Upon written request by Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board, a copy of which shall be delivered to Indemnitee. Such Independent Counsel shall be selected by the Board and approved by Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of Indemnitee to so approve same, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 45 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any costs or expenses (including attorneys' fees) incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold

Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

      Section 8. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 45 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of noto contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

      Section 9. Advancement of Expenses and Costs. All reasonable expenses and costs incurred by Indemnitee (including attorneys' fees, retainers and advances of disbursements required of Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of Indemnitee within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

      Section 10. Remedies of Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8 hereof, or if expenses are not advanced in accordance with Section 9 hereof, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, Indemnitee at his option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

      Section 11. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company will not relieve the Company from any liability that it may have to Indemnitee otherwise than under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

      (a) The Company will be entitled to participate therein at its own expense; and

      (b) Except as otherwise provided in this Section 11(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to so assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

      (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

      Section 12. Other Rights to Indemnification. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the by-laws of the Company, any agreement or provision of the Certificate of Incorporation of the Company, vote of stockholders or Disinterested Directors, provision of law, or otherwise.

      Section 13. Attorneys' Fees and Other Expenses to Enforce Agreement. In the event that Indemnitee institutes, is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company (in addition to all sums collectible as a result of such adjudication or award) and shall be indemnified by the Company against, any actual expenses for attorneys' fees and disbursements reasonably incurred by him.

      Section 14. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 3 and 4 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which Indemnitee may be subject by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or any affiliate or subsidiary thereof or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. The indemnification provided under this Agreement shall continue as to Indemnitee even though he may have ceased to be a director or officer of the Company. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devises, executors, administrators or other legal representatives. Notwithstanding anything to the contrary herein, no indemnification or advancement of expenses described herein shall be applicable to Indemnitee or paid by the Company with respect to actions, suits or proceedings solely relating to Indemnitee's service as a director or officer of Westminster either prior to May 27, 1999 or after the date hereof.

      Section 15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      Section 16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

      Section 17. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

      Section 18. Definitions. For purposes of this Agreement:

      (a)"Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

      (b)"Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

      Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      Section 20. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

      (a) If to Indemnitee, to Daniel Luskind, 200 East 64th Street, Apt. 28D, New York, NY 10021

                  with a copy to:

                  Feldman & Associates, Counselors At Law, P.C.
                  36 West 44th Street, Suite 1201
                  New York, New York 10036
                  Attn: David N. Feldman, Esq.

      (b) If to the Company, to the address appearing in the first paragraph of this Agreement, Attn: President with a copy to:

                  Beckman, Millman, Barandes and Douglas LLP
                  Suite 1313
                  116 John Street
                  New York, NY 10038
                  Attn: Michael Beckman, Esq.

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

      Section 21. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                          LAIDLAW GLOBAL CORPORATION
ATTEST:
By:                                       By:
   --------------------------------           ---------------------------------
                                                      , President

ATTEST:
By:
   --------------------------------       -------------------------------------
                                          DANIEL LUSKIND

                                  EXHIBIT C-3

                            INDEMNIFICATION AGREEMENT

      This INDEMNIFICATION AGREEMENT made and entered into this 12th day of June, 2001 ("Agreement"), by and between LAIDLAW GLOBAL CORPORATION, a Delaware corporation with an address of 100 Park Avenue, New York, New York 10017 ("Company"), and HENRY S. KRAUSS, an individual with an address at 572 Theresa Avenue, West Hempstead, NY 11552 ("Indemnitee").

      WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify current and former members of the Board of Directors of its subsidiaries (collectively, the "Board") to the fullest extent permitted by applicable law;

      NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

      Section 1. Services by Indemnitee. Indemnitee served as a director of the Company's subsidiary, Westminster Securities Corp. ("Westminster").

      Section 2. Indemnification. The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended in connection with or related to his service as a director or officer of Westminster. The rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights set forth herein, except that no indemnification shall be paid to
Indemnitee:

      (a) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

      (b) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

      (c) to the extent expressly prohibited by applicable law;

      (d) for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, by-law or agreement, except in respect of any excess beyond payment under such insurance, clause, by-law or agreement;

      (e) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and

Indemnitee have been advised that the Securities and Exchange
Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

      (f) in connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Company or its directors, officers, employees or other Indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iv) except as provided in Sections 10 and 13 hereof.

      Section 3. Action or Proceeding Other Than an Action by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this section if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or any affiliate or subsidiary of the Company (including Westminster) or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. Pursuant to this section, Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, claims, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense and appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      Section 4. Actions by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this section if he is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or any affiliate or subsidiary of the Company (including Westminster) or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense and appeal thereof) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company, unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses and costs as such court shall deem proper.

      Section 5. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 3 and 4 hereof, or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of an action without prejudice, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

      Section 6. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or 4 hereof, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him to which Indemnitee is entitled.

      Section 7. Determination of Entitlement to Indemnification. Upon written request by Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board, a copy of which shall be delivered to Indemnitee. Such Independent Counsel shall be selected by the Board and approved by Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of Indemnitee to so approve same, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 45 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any costs or expenses (including attorneys' fees) incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold

Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

      Section 8. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 45 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of noto contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

      Section 9. Advancement of Expenses and Costs. All reasonable expenses and costs incurred by Indemnitee (including attorneys' fees, retainers and advances of disbursements required of Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of Indemnitee within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

      Section 10. Remedies of Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8 hereof, or if expenses are not advanced in accordance with Section 9 hereof, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, Indemnitee at his option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

      Section 11. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company will not relieve the Company from any liability that it may have to Indemnitee otherwise than under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

      (a) The Company will be entitled to participate therein at its own expense; and

      (b) Except as otherwise provided in this Section 11(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to so assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

      (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

      Section 12. Other Rights to Indemnification. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the by-laws of the Company, any agreement or provision of the Certificate of Incorporation of the Company, vote of stockholders or Disinterested Directors, provision of law, or otherwise.

      Section 13. Attorneys' Fees and Other Expenses to Enforce Agreement. In the event that Indemnitee institutes, is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company (in addition to all sums collectible as a result of such adjudication or award) and shall be indemnified by the Company against, any actual expenses for attorneys' fees and disbursements reasonably incurred by him.

      Section 14. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 3 and 4 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which Indemnitee may be subject by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or any affiliate or subsidiary thereof or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. The indemnification provided under this Agreement shall continue as to Indemnitee even though he may have ceased to be a director or officer of the Company. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devises, executors, administrators or other legal representatives. Notwithstanding anything to the contrary herein, no indemnification or advancement of expenses described herein shall be applicable to Indemnitee or paid by the Company with respect to actions, suits or proceedings solely relating to Indemnitee's service as a director or officer of Westminster either prior to May 27, 1999 or after the date hereof.

      Section 15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      Section 16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

      Section 17. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

      Section 18. Definitions. For purposes of this Agreement:

      (a)"Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

      (b)"Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

      Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      Section 20. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

      (a) If to Indemnitee, to Henry S. Krauss, 572 Theresa Avenue, West Hempstead, NY 11552

                  with a copy to:

                  Feldman & Associates, Counselors At Law, P.C.
                  36 West 44th Street, Suite 1201
                  New York, New York 10036
                  Attn: David N. Feldman, Esq.

      (b) If to the Company, to the address appearing in the first paragraph of this Agreement, Attn: President with a copy to:

                  Beckman, Millman, Barandes and Douglas LLP
                  Suite 1313
                  116 John Street
                  New York, NY 10038
                  Attn: Michael Beckman, Esq.

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

      Section 21. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                              LAIDLAW GLOBAL CORPORATION
ATTEST:
By:                                           By:
   --------------------------------              -------------------------------
                                                           , President

ATTEST:
By:
   --------------------------------          -----------------------------------
                                             HENRY S. KRAUSS